SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                                 --------------

                     Pursuant to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): February 22, 2005
                                                        (February 22, 2005)




                           DELTA AND PINE LAND COMPANY

             (Exact name of registrant as specified in its charter)

              Delaware                                      62-1040440
    (State or other jurisdiction                          (IRS employer
          of incorporation)                              identification No.)

                                    000-21788
                            (Commission file number)

       One Cotton Row, Scott, Mississippi                      38772
    (Address of principal executive offices)                 (Zip code)


       Registrant's telephone number, including area code: (662) 742-4000

                                       N/A
          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

[ ] Soliciting  material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.   Other Events.

Attached and incorporated herein by reference as Exhibit 99.1 is a copy of a press release of Delta and Pine Land Company ("D&PL") dated February 22, 2005 announcing developments in the Pharmacia/Monsanto litigation.



Item 9.01.   Financial Statements, Pro Forma Financial Information and Exhibits.

     (c) Exhibits.

Exhibit No.                            Description
-----------                            -----------
   99.1                    Press Release dated February 22, 2005.






                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        DELTA AND PINE LAND COMPANY


Date:  February 22, 2005                /s/ R. D. Greene
                                        ----------------
                                        R. D. Greene,
                                        Vice President - Finance, Treasurer and
                                         Assistant Secretary